                                                                     EXHIBIT 1.1







                         AFFILIATED MANAGERS GROUP, INC.
                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)


                             UNDERWRITING AGREEMENT
                                 (U.S. VERSION)

                                                                          , 1997

Goldman, Sachs & Co.,
BT Alex. Brown Incorporated,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Schroder & Co. Inc.,
As representatives of the several Underwriters named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

      Affiliated Managers Group, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 5,600,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 840,000 additional shares (the "Optional Shares") of Common Stock, par value $.01 per share ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

      It is understood and agreed to by all parties that the Company is concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company of up to a total of 1,400,000 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States (the "International Underwriters"), for whom Goldman Sachs International, BT Alex. Brown International (a division of Bankers Trust International PLC), Merrill Lynch International and J. Henry Schroder & Co. Limited are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute
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pages or other differences that you have approved, in the case of any preliminary prospectus used before this Agreement is executed, or that you hereafter approve, in the case of any prospectus, or any supplement or amendment thereto used after the execution of this Agreement. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form (including the Preliminary Prospectus and Prospectus as defined below), and whether as amended or supplemented, shall include both the U.S. and the international versions thereof. As used in this Agreement and the International Underwriting Agreement, the term "subsidiaries" of any person shall mean each entity, whether in corporate, partnership or other form, that is controlled, directly or indirectly, by such person or in which such person, directly or indirectly, holds at least a 30% equity interest, including, in the case of subsidiaries of the Company, each of the investment advisory and other entities (together with their respective subsidiaries) referred to as "Affiliates" in the Registration Statement (as defined below and as it may be amended).


      1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

      (a) A registration statement on Form S-1 (File No. 333-34679) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, each as amended at the time such part of the registration statement became effective, is hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus";

      (b) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that


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this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

      (c) The Registration Statement conforms, and the Prospectus (excluding the international version thereof) and any further amendments or supplements to the Registration Statement or the Prospectus (excluding the international version thereof) will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and the Registration Statement, the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto, and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

      (d) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case affecting its properties, assets or operations, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than changes resulting from the exercise of stock options or warrants or conversion of preferred stock after June 30, 1997 and prior to the Time of Delivery) or any increase in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

      (e) Neither the Company nor any of its subsidiaries owns any real property; the Company and its subsidiaries have good title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of the property of the Company or subsidiary, as applicable, and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

      (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation to do business and is in good standing as a foreign corporation in each jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, with such exceptions individually or in the aggregate as would not have a material adverse effect on the business affairs, management, financial position, stockholders' equity or


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results of operation of the Company and its subsidiaries, taken as a whole (a
"Material Adverse Effect"); and each subsidiary of the Company has been duly organized or formed and is validly existing as a corporation, limited partnership, limited liability company or general partnership, as the case may be, under the laws of its jurisdiction of organization and each such subsidiary that is a corporation, limited partnership or limited liability company is in good standing under the laws of its jurisdiction of organization;

      (g) The Company has an authorized capitalization as set forth in the Prospectus; upon consummation of the transactions contemplated by this Agreement and the International Underwriting Agreement, the Company will have the authorized capitalization as set forth in the Prospectus; all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company which is a corporation have been duly authorized and validly issued, and are fully paid and non-assessable, and (except for directors' qualifying shares and as described generally in the Registration Statement) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims. All of the partnership interests, membership interests and shares of beneficial interest of each subsidiary of the Company which is a partnership, limited liability company or Massachusetts business trust have been validly issued in accordance with applicable law and the partnership agreement, limited liability agreement or declaration of trust, as applicable, of such subsidiary, and (except for directors' qualifying shares and as described generally in the Registration Statement) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

      (h) The Shares to be sold by the Company to the Underwriters hereunder will be newly issued, have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

      (i) The issue and sale of the Shares by the Company hereunder and under the International Underwriting Agreement and the compliance by the Company with all of the provisions of this Agreement and the International Underwriting Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or termination under, or require any consent (except such consents as will have been obtained at or prior to the time of such issue and sale) under or with respect to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, with such exceptions individually or in the aggregate as would not have a Material Adverse Effect or a material adverse effect on such compliance or consummation, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company in effect as of the time immediately preceding the relevant Time of Delivery or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, with such exceptions individually or in the aggregate as would not have a Material Adverse Effect or a material adverse effect on such compliance or consummation; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement,


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except the registration under the Act and the Securities Exchange Act of 1934, as amended, of the Shares, such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters and the clearance of the public offering of the Shares by the Underwriters with the National Association of Securities Dealers, Inc. (the "NASD");

      (j) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or other constituting or organizational instrument as in effect on the date hereof or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

      (k) The statements set forth in the Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, are accurate, complete and fair;

      (l) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would be reasonably likely, individually or in the aggregate, to have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

      (m) To the extent such registration is required, each of the Company's subsidiaries has been duly registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and each such registration is in full force and effects; the Company is not required to register as an "investment adviser" within the Advisers Act and the rules and regulations of the Commission promulgated thereunder; and neither the Company nor any of its subsidiaries is and, after giving effect to the offering and sale of the Shares, neither will be, an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

      (n) Each of the Company's subsidiaries is duly registered, licensed or qualified as an investment adviser under state and local laws and is in compliance with all such laws requiring any such registration, licensing or qualification; the Company is not required to be registered, licensed or qualified as an investment adviser under the laws requiring any such registration, licensing or qualification in any jurisdiction in which it or its subsidiaries conduct business.

      (o) The Company is not party to any investment advisory agreement or distribution agreement and is not serving or acting as an investment adviser to any person; each of the investment advisory agreements and distribution agreements to which any of the Company's subsidiaries is a party is a legal and valid obligation of such subsidiary and, to the extent subject thereto, complies with the applicable requirements of the Advisers Act, the Investment Company Act and the rules and regulations of the Commission thereunder, and no such agreement that was either in effect on December 31, 1996 or entered into by a subsidiary since December 31, 1996 has been terminated or expired, except where the failure to so comply or any such termination or expiration would not, individually or in the aggregate, have a Material Adverse Effect; none of such subsidiaries is in breach or violation of or in default under any such agreement with such


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exceptions individually or in the aggregate as would not have a Material Adverse
Effect; and no subsidiary of the Company is serving or acting as an investment adviser to any person except pursuant to an agreement to which such subsidiary is a party and which is in full force and effect, other than any agreements the non-existence of which would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries;

      (p) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

      (q) Coopers & Lybrand L.L.P., who have certified certain financial statements of the Company and its subsidiaries, and KPMG Peat Marwick LLP, who have certified certain financial statements of First Quadrant Institutional and First Quadrant Limited, are each independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

      2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price per share of $................, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

      The Company hereby grants to the Underwriters the right to purchase at their election up to 840,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering overallotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

      3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

      4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Company shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official


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bank check or checks, payable to the order of the Company in immediately available (same day) funds. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on
 ............., 1997 or such other time and date as Goldman, Sachs & Co. and the
Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

      (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 7(k) hereof, will be delivered at the offices of Sullivan & Cromwell, 125 Broad Street, New York, New York 10004 (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

      5. The Company agrees with each of the Underwriters:

      (a) To prepare the Prospectus in a form approved by you and to file such Prospectus (excluding the international version thereof) pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish you with copies thereof; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus, of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification, promptly to use its commercially reasonable best efforts to obtain the withdrawal of such order;


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
      (b) Promptly from time to time to take such action as you may reasonably request to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

      (c) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case any Underwriter or dealer is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter or dealer, to prepare and deliver to such Underwriter or dealer as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

      (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations thereunder (including, at the option of the Company, Rule 158);

      (e) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, any Stock or securities of the Company that are substantially similar to the Stock, or which are convertible into or exchangeable or exercisable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option or stock purchase plans existing on, or upon the conversion or exchange of convertible or exchangeable securities, or the exercise of warrants, outstanding as of, the date of this Agreement, and other than shares of Stock or such other securities issued as consideration in investments or acquisitions made by the Company or any of its subsidiaries, provided that such securities are made subject to the same 180-day restriction), without your prior written consent;

      (f) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration

Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

      (g) During a period of five years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

      (h) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

      (i) To use its commercially reasonable best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange (the "Exchange");

      (j) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act; and

      (k) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

      6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreements, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents printed or produced by or on behalf of the Company in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey (iv) all fees and expenses in connection with listing the Shares on the New York Stock Exchange;
(v) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Shares; (vi) the cost of preparing stock certificates; (vii) the cost and charges of any transfer agent or registrar; and
(viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

      7. The obligations of the Underwriters hereunder, as to the Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of such Time of Delivery, true and correct, the condition that the Company shall have performed, in all material respects, all of its obligations hereunder theretofore to be performed, and the following additional conditions:

      (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement;

      (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions, dated such Time of Delivery, with respect to the incorporation and good standing of the Company, the Shares being delivered at such Time of Delivery, this Agreement, the Registration Statement and the Prospectus as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

      (c) Goodwin, Procter & Hoar LLP, counsel for the Company, shall have furnished to you their written opinion and letter in substantially the form of Annex II-A and II-B hereto;

      (d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Coopers & Lybrand L.L.P. and KPMG Peat Marwick, LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance reasonably satisfactory to you, to the effect set forth in Annex I-1 and l-2 hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) -1 and l(a)-2 hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b)-1 and 1(b)-2 hereto);

      (e)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, in each case affecting its properties, assets or operations, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock (other than changes resulting from the exercise of stock options or warrants or conversion of preferred stock after June 30, 1997 and prior to the Time of Delivery) or any increase in the long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the Representatives so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (f) On or after the date hereof (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

      (g) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iv) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

      (h) The Shares to be sold at such Time of Delivery shall have been duly listed, subject to notice of issuance, on the Exchange;

      (i) The Company has obtained and delivered to the Underwriters executed copies of an agreement from all of its stockholders substantially to the effect set forth in Subsection 5(e) hereof in form and substance satisfactory to you;

      (j) The Company shall have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

      (k) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request.

      8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the

Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

      (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

      (c) Promptly after receipt by an indemnified party under subsection (a) or
(b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

      (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or
(b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

      (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act.

      9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

      (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-eleventh of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

      10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

      11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

      12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

      All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at 85 Broad Street, New York, New York 10004, Attention: Registration Department; and if to the Company shall be delivered or sent by mail to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

      13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

      14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

      15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

      16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

      If the foregoing is in accordance with your understanding, please sign and return to us four counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                         Very truly yours,

                                         Affiliated Managers Group, Inc.

                                         By: __________________________________
                                             Name:
                                             Title:

Accepted as of the date hereof:

Goldman, Sachs & Co.
BT Alex. Brown Incorporated
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Schroder & Co. Inc.

By: Goldman, Sachs & Co.


_____________________________________
       (Goldman, Sachs & Co.)

  On behalf of each of the Underwriters

                                   SCHEDULE I


                                          Total Number      Number of Optional
                                               of              Shares to be
                                           Firm Shares         Purchased if
                                              to be           Maximum Option
          Underwriter                       Purchased            Exercised
          -----------                       ---------            ---------
Goldman, Sachs & Co.
BT Alex. Brown Incorporated
Merrill Lynch, Pierce, Fenner & Smith
  Incorporated
Schroder & Co. Inc.


[NAMES OF OTHER UNDERWRITERS]
      Total

                                                                       ANNEX I-1


      Pursuant to Section 7(d) of the Underwriting Agreement, Coopers & Lybrand shall furnish letters to the Underwriters to the effect that:

            (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

            (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

            (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that cause them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

            (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

            (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

            (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

            (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

            (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

            (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

            (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

            (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause
         (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs
      (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                                                       ANNEX I-2


      Pursuant to Section 7(d) of the Underwriting Agreement, KPMG Peat Marwick, LLP shall furnish Letters to the Underwriters to the effect that:

      (i) They are independent certified public accountants with respect to First Quadrant Institutional and First Quadrant Limited within the meaning of the Act and the applicable published rules and regulations thereunder;

      (ii) In their opinion, the financial statements of First Quadrant Institutional and First Quadrant Limited examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder.

ANNEX II-A
----------

         [Form of Goodwin, Procter & Hoar LLP opinion to Underwriters]

                                                              _________ __, 1997



Goldman, Sachs & Co.,
BT Alex. Brown Incorporated,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Schroder & Co., Inc.

   As Representatives ("U.S. Representatives")
     of the Several U.S. Underwriters
     ("U.S. Underwriters"),
       c/o  Goldman, Sachs & Co.,
       85 Broad Street
       New York, NY  10004

Goldman Sachs International,
BT Alex. Brown International,
  a division of Bankers Trust International PLC
Merrill Lynch International,
J. Henry Schroder & Co. Limited,

   As Representatives ("International Representatives") of the Several International Underwriters
     ("International Underwriters"),
       c/o  Goldman Sachs International,
       Peterborough Court
       133 Fleet Street
       London EC4A 2BB
       England

Ladies and Gentlemen:

     In connection with the several purchases by the U.S. Underwriters named in
Schedule 1 to the Underwriting Agreement dated _______, 1997 (the "U.S. Underwriting Agreement"), among Affiliated Managers Group, Inc., a Delaware corporation (the "Company"), and the U.S. Representatives, as representatives of the several U.S. Underwriters named therein (the "U.S. Underwriters"), and the related several purchases by the International Underwriters named in Schedule 1 to the International Underwriting Agreement dated _______, 1997 (the "International Underwriting Agreement"), among the Company and the International Representatives, as representatives of the several International Underwriters (the
"International Underwriters") named therein, of _______ shares (the "Shares") of the Company's Common Stock, par value $.01 per share (the "Common Stock"), we, as counsel for the Company, have examined such corporate records, certificates and other documents, and such questions of law, as we have considered necessary or appropriate for the purposes of this opinion. (The U.S. Underwriting Agreement and the International Underwriting Agreements are together herein referred to as the "Underwriting Agreements," and the U.S. Underwriters and the International Underwriters are collectively herein referred to as the "Underwriters.")

     With your approval, we have relied as to certain matters on information obtained from public officials, officers of the Company and other sources believed by us to be responsible. Also with your approval, we have assumed that the certificates for the Shares conform to the specimen thereof examined by us and have been duly countersigned by the transfer agent and duly registered by the registrar of the Common Stock, and have further assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, the authenticity of the originals of such latter documents, and the legal capacity of natural persons, assumptions which we have not independently verified. In addition, in giving our opinion in paragraph (iv) below, (a) insofar as it relates to the shares of capital stock of First Quadrant Corp., we have relied with your permission upon the opinion of ____________________________________, and (b) insofar as it relates to the shares of capital stock of The Burridge Group Inc., we have relied with your permission upon the opinion of Sonnenschein, Nath & Rosenthal, copies of which opinions have been provided to you.

     In rendering the opinions expressed below, we express no opinion other than as to the Federal laws of the United States, the laws of the Commonwealth of Massachusetts, the General Corporation Law of Delaware, the Limited Liability Company Act of Delaware, the Delaware Revised Uniform Limited Partnership Act and the Delaware Uniform Partnership Law.

     Based on and subject to the foregoing, we are of the opinion that:

     (i) The Company has been duly incorporated and is an existing corporation in good standing under the laws of Delaware, with corporate power to own its properties and conduct its business as described in the Registration Statement filed by the Company with the Securities and Exchange Commission (No. 333-34679) (the "Registration Statement").

     (ii) The authorized capital stock of the Company is as set forth in the Registration Statement under the first paragraph of "Description of Capital Stock--Authorized and Outstanding Capital Stock;" all of the issued shares of capital stock of the Company (including the Shares) have been duly authorized and, when the Shares are paid for by the Underwriters in accordance with the Underwriting Agreements, will be validly issued, fully paid and non-assessable.

     (iii) The Company has been duly qualified as a foreign corporation to do business and is in good standing in Massachusetts, Ohio, Missouri and North Dakota.

     (iv) Each subsidiary of the Company identified on Exhibit A hereto ("Subsidiary") is an existing corporation, limited liability company, limited partnership, general partnership or association with transferable shares (commonly known as a "Massachusetts business trust"), as the case may be; each such Subsidiary which is a corporation, limited liability company, limited partnership or Massachusetts business trust is in good standing under the laws of its jurisdiction of organization; all of the issued and outstanding shares of capital stock of each Subsidiary which is a corporation held by the Company or a Subsidiary have been duly authorized and validly issued, and are fully paid and non-assessable; and the Company or a Subsidiary is the record owner of all of the issued and outstanding shares of capital stock of each Subsidiary which is a corporation. All of the partnership interests, membership interests and shares of beneficial interest of each Subsidiary which is a partnership, limited liability company or Massachusetts business trust have been validly issued in accordance with applicable law and the partnership agreement, limited liability agreement or declaration of trust, as applicable, of such Subsidiary; and the Company or a Subsidiary is the record owner of the partnership interest, membership interest or shares of beneficial interest indicated on Exhibit A attached hereto of each such Subsidiary.

     (v) Each of the Underwriting Agreements has been duly authorized, executed and delivered by the Company;

     (vi) The Registration Statement has become effective under the Securities Act of 1933, as amended (the "Act"); and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated.


     (vii) To the best of our knowledge, no authorization, approval or consent of any court or governmental agency or body is required to be obtained by the Company in connection with the execution and delivery of the Underwriting Agreements by the Company or the issuance, sale and delivery of the Shares to the Underwriters, except the registration of the Shares under the Act and the rules and regulations of the Securities and Exchange Commission thereunder and except as may be required by the National Association of Securities Dealers, Inc. (as to which we do not express an opinion) or under the securities or Blue Sky laws of any jurisdiction (as to which we do not express an opinion).

     (viii) The issuance, sale and delivery of the Shares to the Underwriters pursuant to the Underwriting Agreements will not (a) result in any violation of the provisions of the Certificate of Incorporation or by-laws of the Company,
(b) conflict with or result in a breach or violation on the part of the Company of any of the terms or provisions of, or constitute a default under, any of the agreements identified on Exhibit B hereto, or (c) to the best of our knowledge, result in a violation on the part of the Company of any applicable statute or regulation.

     (ix) Each Subsidiary identified on Exhibit C hereto is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and none of such Subsidiaries is required to be registered, licensed or qualified as an investment adviser under state or local laws in the United States. The Company is not required to register as an investment adviser within the meaning of the Advisers Act and the rules and regulations of the Commission promulgated thereunder. Neither the Company nor any Subsidiary is an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended.

     The opinions set forth herein are based upon currently existing statutes, rules and regulations and judicial decisions and is rendered as of the date hereof, and we disclaim any obligation to advise you of any change in any of the foregoing sources of law or subsequent developments in law or changes in facts or circumstances which might affect any matters or opinions set forth herein.

     The opinions set forth herein are furnished by us as counsel for the Company to you as Representatives of the several Underwriters and is solely for the benefit of the several Underwriters.

                                                    Very truly yours,



                                                    Goodwin, Procter & Hoar LLP

ANNEX II-B
----------

         [Form of Goodwin, Procter & Hoar LLP letter to Underwriters]

                                                            ___________ __, 1997

Goldman, Sachs & Co.,
BT Alex. Brown Incorporated,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Schroder & Co., Inc.

   As Representatives ("U.S. Representatives")
     of the Several U.S. Underwriters
     ("U.S. Underwriters"),
       c/o  Goldman, Sachs & Co.,
       85 Broad Street
       New York, NY  10004

Goldman Sachs International,
BT Alex. Brown International,
  a division of Bankers Trust International PLC
Merrill Lynch International,
J. Henry Schroder & Co. Limited,

   As Representatives ("International Representatives") of the Several International Underwriters
     ("International Underwriters"),
       c/o  Goldman Sachs International,
       Peterborough Court
       133 Fleet Street
       London EC4A 2BB
       England

Ladies and Gentlemen:

     This is with reference to the registration under the Securities Act of 1933 (the "Act") of_______shares of the Common Stock, par value $.01 per share, of Affiliated Managers Group, Inc. (the "Company"). When the Company's Registration Statement (No. 333-34679) (the "Registration Statement") was declared effective by the Securities and Exchange Commission, the form of prospectus included therein omitted certain information in reliance upon Rule 430A under the Act. Such information is contained in the Prospectus dated _______ __, 1997 relating to the initial offering of the Securities (the "Prospectus") and, as provided in Rule 430A, is deemed to be a part of the Registration Statement as of the time it was declared effective. [The Prospectus also updates or supplements certain information contained in the Registration Statement.]

     As counsel to the Company, we reviewed the Registration Statement and the Prospectus, participated in discussions with your representatives, those of counsel for the several U.S. Underwriters and International Underwriters (collectively, the "Underwriters"), and those of the Company and its accountants, and advised the Company as to the requirements of the Act and the applicable rules and regulations thereunder. Between the effectiveness of the Registration Statement and the time of the delivery of this letter, we participated in further discussions with your representatives, those of counsel for the several U.S. Underwriters and International Underwriters, and those of the Company and its accountants, and we reviewed certain certificates of officers of the Company and public officials and letters from the Company's independent accountants delivered to you today.

     On the basis of the information that we gained in the course of the performance of the services referred to above, considered in the light of our understanding of the applicable law and the experience we have gained through our practice under the Act, we confirm to you that, in our opinion, the Registration Statement, as of its effective date, and the Prospectus, as of the date of the Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Securities and Exchange Commission thereunder. Further, nothing that came to our attention in the course of such review has caused us to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus, as of the date of the Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Also, nothing that has come to our attention in the course of the procedures described in the second sentence of the preceding paragraph has caused us to believe that the Prospectus, as of the date and time of delivery of this letter, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of circumstances under which they were made, not misleading.

     In addition, we do not know of any litigation or any governmental proceeding instituted or threatened against the Company or its subsidiaries that would be required to be disclosed in the Prospectus and is not so disclosed. Also, we do not know of any documents that are required to be filed as exhibits to the Registration Statement and are not so filed or of any documents that are required to be summarized in the Prospectus and are not so summarized.

     The limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus except for those made under the captions "Description of Capital Stock," and "Business -- Government Regulation" in the Prospectus insofar as they describe provisions, therein described, of documents governed by the Delaware General Corporation Law, of the Investment Advisers Act of 1940, as amended, or the Investment Company Act of 1940, as amended. Also, we do not express any opinion or belief as to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

     This letter is furnished by us as counsel for the Company to you as U.S. Representatives of the several U.S. Underwriters and as International Representatives of the International Underwriters, respectively, and is solely for the benefit of the several U.S. Underwriters and International Underwriters.


                                                    Very truly yours,



                                                    Goodwin, Procter & Hoar LLP